[Scudder Investments logo]

Scudder International Equity Fund

Institutional Class I and Class II

Annual Report

October 31, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

Scudder International Equity Fund

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Tax Information

<Click Here> Shareholder Meeting Results

<Click Here> Trustees and Officers

International Equity Portfolio

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Shareholder Meeting Results

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

Scudder International Equity Fund	Nasdaq Symbol	CUSIP Number
Institutional Class I	BEIIX	055924856
Institutional Class II	BEITX	055924849

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary October 31, 2002

Average Annual Total Returns*
Scudder International Equity Fund	1-Year	3-Year	5-Year	Life of Class**
Institutional Class I	-13.28%	-14.09%	-3.90%	-1.27%
Institutional Class II	-13.45%	-14.33%	-3.93%	-1.29%
MSCI EAFE Index+	-13.21%	-14.15%	-3.12%	-2.19%

Sources: Lipper, Inc. and Deutsche Asset Management
Net Asset Value and Distribution Information
	Institutional Class I	Institutional Class II
Net Asset Value: 10/31/02	$ 8.62	$ 8.67
10/31/01	$ 10.09	$ 10.10
Distribution Information:
Income Dividends	$ .155	$ .085

Institutional Class I Lipper Rankings* - International Equity Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	409	of	814	51
3-Year	325	of	587	56
5-Year	250	of	413	61

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper, Inc.

Growth of an Assumed $5,000,000 Investment*
[] Scudder International Equity Fund - Institutional Class I [] MSCI EAFE Index+

Yearly periods ended October 31

Comparative Results*
Scudder International Equity Fund		1-Year	3-Year	5-Year	Life of Class**
Institutional Class I	Growth of $5,000,000	$4,336,000	$3,170,000	$4,097,500	$4,655,000
	Average annual total return	-13.28%	-14.09%	-3.90%	-1.27%
Institutional Class II	Growth of $250,000	$216,375	$157,175	$204,625	$232,475
	Average annual total return	-13.45%	-14.33%	-3.93%	-1.29%
MSCI EAFE Index+	Growth of $5,000,000	$4,339,500	$3,163,500	$4,267,000	$4,419,000
	Growth of $250,000	$216,975	$158,175	$213,350	$220,950
	Average annual total return	-13.21%	-14.15%	-3.12%	-2.19%

The growth of $5,000,000/$250,000 is cumulative.

* Returns and rankings during all periods shown reflect a contractual fee waiver and/or expense reimbursement. Without this waiver/reimbursement returns and rankings would have been lower.
** The Fund commenced operations on April 1, 1997. Index returns begin March 31, 1997.
+ The MSCI EAFE Index is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia, and the Far East. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share classes.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

In recent months, signals about the United States economic recovery have been mixed. While gross domestic product (GDP) has been growing at a rate of about 3 percent since late 2001, the nation's unemployment rate climbed to 6 percent in November, the highest level since April. During the late summer and early fall months, consumers spent less money than they did in the earlier part of the year. Companies, fearful that consumers would not buy their products and that they would be left with vast inventories of goods they could not sell (and were costly to store), slowed their manufacturing. Since companies weren't manufacturing as many products, they needed fewer employees - and thus hired fewer workers.

The good news is that we believe this slowdown is the temporary result of corporate financial scandals and political uncertainty, and the recovery will ultimately continue.

Several things are helping to keep the economy on track. First and perhaps foremost, the government has lowered interest rates to keep the economy from slowing down too much. Throughout the year, the Federal Reserve Board has said that it believes interest rates are low enough to encourage an economic recovery. It promised, however, to look out for signs of a slowdown and to cut rates again if necessary. The Fed saw the same signs of slowing that we did, and on November 6, cut 50 basis points (one-half percentage point). We believe the Fed will cut more if necessary, and will not begin to raise rates until well into 2003, after the economic recovery becomes stronger.

Another factor keeping the economy on track is a robust housing sector. Because interest rates have been low, people have been buying more homes. The Commerce Department said new home sales rose 6.4 percent in November - the largest monthly percentage jump since December 2000. And when people buy homes - as when they buy any other products - the economy is stimulated.

How will the slowdown and ultimate recovery affect the fixed-income markets? Interest rates and bond prices tend to move in opposite directions. So as interest rates have fallen, bond prices have risen. But when the recovery eventually strengthens and the Fed raises interest rates, bond prices will likely fall again. But we don't expect them to fall too drastically, because we don't expect interest rates to increase too drastically.

How will the slowdown and ultimate recovery affect the equity markets? Stock prices catapulted to what we believe were unjustified levels in the late 1990s. Stocks still aren't cheap, especially given the recent rally. But prices have now returned to more reasonable levels. While we don't expect stock prices to fall drastically, we don't expect them to come anywhere close to what we saw during the 1980s and 1990s.

The situation is similar abroad. Economic activity remains sluggish, with Japan and much of Europe struggling. But, as in the United States, we expect activity to improve gradually next year.

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Investment Management Americas Inc. as of November 11, 2002, and may not actually come to pass.

Portfolio Management Review

Scudder International Equity Fund: A Team Approach to Investing

Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the International Equity Portfolio in which this fund invests all of its assets. DeAM, Inc. provides a full range of investment advisory services to institutional and retail clients. Deutsche Asset Management Investment Services Ltd. ("DeAMIS") is the sub-advisor to the International Equity Portfolio. DeAMIS is responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. and DeAMIS are indirect, wholly-owned subsidiaries of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Alexander Tedder

Managing Director of Deutsche Asset Management and Co-Manager of the Portfolio.

• Joined Deutsche Asset Management in 1994.

• Head of EAFE Equity Portfolio selection team.

• Previously, a European analyst (1990-1994) and representative (1992-1994) for Schroders.

• MA, Freiburg University.

Clare Gray

CFA, Director of Deutsche Asset Management and and Co-Manager of the Portfolio.

• Joined Deutsche Asset Management in 1993.

• Portfolio manager with primary focus on European markets.

• BS, Cornell University.

Stuart Kirk

Associate Director of Deutsche Asset Management and Co-Manager of the Portfolio.

• Joined Deutsche Asset Management in 1995 as analyst and portfolio manager in London, having since served as portfolio manager and analyst for International Equity in Sydney.

• Portfolio manager for EAFE Equity and global equity analyst for Business Services & Transport sector: London.

• MA, Cambridge University.

Marc Slendebroek

Director of Deutsche Asset Management and Co-Manager of the Portfolio.

• Joined Deutsche Asset Management in 1994.

• Previously, an equity analyst at Kleinwort Benson Securities and at Enskilda Securities in London.

• MA, University of Leiden (Netherlands).

Effective August 19, 2002, Deutsche Asset Management changed the name of Deutsche International Equity Fund to Scudder International Equity Fund as part of its new business model, bringing together the Deutsche Asset Management and Scudder families of funds under one unified Scudder Investments brand. This change does not affect the value of your investment in the fund.

In the following interview, London-based Portfolio Co-Manager Alex Tedder discusses Scudder International Equity Fund's strategy and the market environment during the 12-month period ended October 31, 2002, and offers an outlook for the months ahead.

Q: How did Scudder International Equity Fund perform in fiscal year 2002?

A: Scudder International Equity Fund slightly underperformed its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index, for the 12 months ended October 31, 2002. The MSCI EAFE is an unmanaged index generally accepted as a benchmark for developed overseas markets. The fund declined 13.68 percent (Class A shares excluding sales charges) for the fiscal year, as compared with -13.21 percent for the benchmark. The fund's relative underperformance was due primarily to mixed results from specific stock selection and sector positioning. (For standardized performance for all share classes, please see page 3.)Scudder International Equity Fund slightly underperformed its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index, for the 12 months ended October 31, 2002. The MSCI EAFE is an unmanaged index generally accepted as a benchmark for developed overseas markets. The fund declined 13.28 percent (Institutional Class I) and declined 13.45 percent (Institutional Class II) for the fiscal year, as compared with -13.21 percent for the benchmark. The fund's relative underperformance was due primarily to mixed results from specific stock selection and sector positioning. For standardized performance on all share classes, see page 3.

Q: Which sectors had the biggest impact on fund performance during the annual period?

A: In Scudder International Equity Fund, we are fundamental investors, seeking to use individual stock selection as the key to adding value. Given the extreme volatility of the international equity markets during the fiscal year and the temptation to make allocation decisions based on momentum, we believe our disciplined bottom-up approach became even more important.

That said, we reduced the fund's overweighting in financials to an underweighting during the second half of the year. This positioning, which proved to be prudent, was driven by the fact that many of our financials, particularly European banks, reached established target prices. These European financials were strong contributors to the fund's performance during the first half, based on a low interest-rate environment and robust growth. Following that strong performance, UK banks fell due to concern over a peaking of the mortgage market. Accordingly, we eliminated the fund's position in Barclays. The fund was also underweight in insurance companies, which were especially weak as declining equity markets caused companies to take write-downs. Property and casualty was further negatively affected as some of the worst floods in 150 years swept through parts of Central Europe. On the other hand, reinsurance stocks, such as Swiss Re, experienced some of the best pricing conditions in decades.

During the first half of the year, most of the fund's information technology exposure was in Asian semiconductor firms, and we remained underweight in the troubled telecommunications sector. By the middle of the year, we dramatically reduced both weightings, maintaining this stance while valuations were severely stretched. Then, when we felt that the equity markets were overselling these sectors, we began to re-enter select names, a strategy that served the fund well. European telecom stocks, such as Vodafone, Telefonica and Telecom Italia, rallied in response to consolidation within the sector and the introduction of better capital discipline. In turn, the companies also began to report stronger- than-expected earnings, which helped performance. Similarly, our fundamental research and disciplined investment process led us to increase our holdings in information technology, and in the last months of the fiscal year, fund holdings Samsung Electronics, Canon and ASML performed particularly well.

Through most of the fiscal year, we maintained an overweighting in the consumer discretionary sector, adding primarily to the Japanese auto companies. These companies performed well on the back of increased market share in the highly competitive US market, a strong new-product profile and attractive valuations. The fund held companies such as Nissan and Honda.

We began to increase the fund's positions in the health care sector during the first half of the fiscal year, particularly in our core Continental European names such as Aventis and Novartis. The portfolio's position in GlaxoSmithKline was reduced, as continued concerns over patents and generic competition put pressure on this stock and the sector as a whole. Once we determined toward the end of the period that these concerns had caused the sector to become oversold, we established a position in AstraZeneca. The fund benefited from holding stocks such as Aventis, Sanofi-Synthelabo and Takeda Chemicals.

Against a backdrop of one of the worst advertising revenue slumps in a decade, we stuck with our niche companies in the media sector. The fund's two major holdings here performed well. British Sky Broadcasting dominated its satellite niche in Europe with its rights to world-popular soccer games. The Netherlands' Reed-Elsevier, a publisher of scientific, professional and consumer information journals, was not dependent on the advertising industry and thus was relatively economic-insensitive.

Finally, the fund was overweight in the energy sector, which benefited most from increased geopolitical risk. While the United Kingdom's BP disappointed, the fund also maintained significant positions in France's TotalFinaElf and Italy's ENI. These producers advanced on efficiencies of cost and scale. We also established a position in Shell when its price dropped after the company was, in our opinion, rather unjustifiably deleted from the Standard & Poor's 500 Index in July.

Q: Was the overall international equity market environment supportive of the fund's performance?

A: The international equity markets, as measured by the MSCI EAFE Index, outperformed the US markets. Still, there was extreme volatility during the fiscal year, as market sentiment swung from buoyant optimism to fears of a profitless recovery.

As expectations of an imminent global economic recovery gained ground, most of the world equity markets rallied in the last months of 2001. During the first half of 2002, the markets were generally flat, as an uneasy truce was kept between dashed expectations of the economic recovery and some corporate earnings upgrades. The last four months of the fiscal year reflected a roller coaster of bear market declines and rallies. Geopolitical risks, corporate governance and accounting worries, combined with sluggish global economic activity and a poor outlook for corporate earnings, continued to weigh on sentiment. However, dollar-based investors benefited from a euro that rallied substantially against a weakening US dollar.

Europe was affected by a lack of stimulus from the European Central Bank and by several important political elections, including those in Germany and France. Germany was the worst performer of the developed markets. Germany's equity market suffered most from poor economic growth and a high exposure to the weak manufacturing and industrial sectors. Apart from wage inflation, the specter of deflation in Germany also continued to concern investors. The United Kingdom was the best-performing equity market in Europe. Its economic growth remained relatively robust, spurred by low interest rates, low unemployment, healthy consumer spending and a strong housing market.

While there was a high correlation between the European and US equity markets, Japan had a low correlation with the United States. In spite of Japan's ongoing structural-reform problems, its equity market performed relatively well through September. It benefited most from an improved demand for Japanese exports, specifically technology, which was driven by inventory restocking. The yen was volatile, but flat on the period. Japan was the worst performing developed market during October. Its equity market hit a 20-year low largely in response to public comments made by Japan's new financial affairs minister that were not as promising of reform as initially anticipated.

Emerging markets performed comparatively well. Emerging Asia continued to grow, especially export-driven Taiwan and South Korea. However, concern is building over a consumer-credit boom in this region. Emerging Europe performed well, as it remained relatively insulated from the world economy. Still, it was dogged by the specter of war in the Middle East and by economic troubles in Turkey. Latin American equity markets disappointed, as the economic and currency turmoil in Argentina and the political uncertainty in Brazil continued to weigh on the region. Mexico was affected by the close ties of its economy to that of the United States.

Q: What is your outlook for the international equity markets?

A: Global equity markets rebounded in October from their third-calendar-quarter lows. However, geopolitical risks remain as the United States continues to canvass for wider support in the UN Security Council to disarm Iraq. During October, the world was again shaken by violent terrorist and rebel activity as 180 people died in the Bali bombing and Chechen rebels took 700 people hostage in a Moscow theater.

Despite the periodic rallies thus far in the fourth calendar quarter, global equity markets seem destined to record a third year of negative returns. We still expect a modest upturn in global growth during 2003, and we anticipate that this will be mirrored in the equity markets.

As always, we are focusing our attention on our fundamental research-based investment process. During this bear market, as sectors have been aggressively marked down, all companies have declined. In our view, much of the wheat has been thrown out with the chaff. Indeed, growth-oriented stocks appear to no longer price in almost any possibility of future growth. While there remain problems at the more volatile end of the market, we believe this to be an overly pessimistic scenario.

At this stage, we continue to look for opportunities for Scudder International Equity Fund, adhering closely to our CFROI (cash-flow return on investment) valuation methodology to attempt to identify the intrinsic value in companies. We feel that by focusing on such measures, we will be able to look through this volatility and identify what we believe to be the soundest companies - those that have the potential to deliver sustained outperformance over the long term.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary October 31, 2002

Geographic Diversification (Excludes Cash Equivalents)	10/31/02	10/31/01

United Kingdom	26%	19%
Japan	18%	7%
France	13%	14%
Switzerland	12%	2%
Germany	6%	8%
Netherlands	6%	8%
Italy	4%	9%
Spain	3%	4%
Canada	1%	6%
Ireland	-	6%
Other	11%	17%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	10/31/02	10/31/01

Financials	17%	26%
Consumer Discretionary	15%	8%
Health Care	14%	13%
Energy	13%	12%
Industrials	10%	10%
Consumer Staples	9%	9%
Information Technology	6%	1%
Telecommunication Services	8%	9%
Materials	4%	6%
Other	4%	6%
	100%	100%

Geographic and sector diversification are subject to change.

Ten Largest Equity Holdings at October 31, 2002 (29.7% of Portfolio)	Country	Percent
1. Vodafone Group PLC Provider of mobile telecommunication services	United Kingdom	3.9%
2. Total Fina Elf SA Producer of oil and natural gas	France	3.7%
3. Novartis AG Manufacturer of pharmaceutical and nutrition products	Switzerland	3.3%
4. Shell Transport & Trading Co. PLC Provider of oil and gas	United Kingdom	3.2%
5. Royal Bank of Scotland Group PLC Provider of a wide range of financial services	United Kingdom	3.0%
6. GlaxoSmithKline PLC Developer of vaccines and health-related consumer products	United Kingdom	2.8%
7. BP PLC Exporter and producer of oil and natural gas	United Kingdom	2.7%
8. Nestle SA Producer and seller of food products	Switzerland	2.6%
9. Swiss Re Provider of reinsurance, insurance and banking services	Switzerland	2.3%
10. Samsung Electronics Co., Ltd. Manufacturer of electronic parts	Korea	2.2%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 34. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Geographic and sector diversification are subject to change.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2002
Assets
Investment in International Equity Portfolio, at value	$ 243,620,875
Receivable for Fund shares sold	27,653
Due from Portfolio	7,044,639
Total assets	250,693,167
Liabilities
Payable for Fund shares redeemed	7,072,292
Other accrued expenses and payables	96,602
Total liabilities	7,168,894
Net assets, at value	$ 243,524,273
Net Assets
Net assets consist of: Undistributed net investment income	16,011,453
Net unrealized appreciation (depreciation) on investments	5,997,144
Accumulated net realized gain (loss)	(136,391,579)
Paid-in capital	357,907,255
Net assets, at value	$ 243,524,273
Net Asset Value
Institutional Class I Net Asset Value, offering and redemption price per share ($216,242,426 / 25,085,606 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 8.62
Institutional Class II Net Asset Value, offering and redemption price per share ($27,281,847 / 3,147,887 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 8.67

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2002
Investment Income
Net investment income allocated from the International Equity Portfolio: Dividends (net of foreign taxes withheld of $929,820)	$ 6,379,033
Dividends in affiliated investment company	291,742
Interest	124,319
Securities lending income	352,504
Expenses(a)	(2,652,851)
Net investment income (loss) allocated from the International Equity Portfolio	4,494,747
Expenses: Administrator service fee	1,787,494
Registration fees	202,864
Reports to shareholders	29,653
Auditing	17,008
Legal	11,555
Trustees' fees and expenses	9,499
Other	4,419
Total expenses, before expense reductions	2,062,492
Expense reductions	(778,401)
Total expenses, after expense reductions	1,284,091
Net investment income (loss)	3,210,656
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(42,037,214)
Futures	1,030,246
Options	(8,353,909)
Foreign currency related transactions	2,628,596
(46,732,281)
Net unrealized appreciation (depreciation) during the period on:
Investments, futures, options and foreign currency related transactions	17,269,081
Net gain (loss) on investment transactions	(29,463,200)
Net increase (decrease) in net assets resulting from operations	$ (26,252,544)

a For the year ended October 31, 2002, the International Equity Portfolio waived fees in the amount of $421,079 which was allocated to the Fund on a pro-rated basis.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2002	2001
Operations: Net investment income (loss)	$ 3,210,656	$ 5,355,379
Net realized gain (loss) on investment transactions	(46,732,281)	(157,984,265)
Net unrealized appreciation (depreciation) on investment transactions during the period	17,269,081	(68,334,791)
Net increase (decrease) in net assets resulting from operations	(26,252,544)	(220,963,677)
Distributions to shareholders from: Net investment income: Class I	(6,317,117)	(3,424,904)
Class II	(949,083)	(1,171,872)
Fund share transactions: Proceeds from shares sold	864,578,653	958,008,523
Reinvestment of distributions	5,358,641	-
Cost of shares redeemed	(1,100,340,988)	(1,065,519,368)
Net increase (decrease) in net assets from Fund share transactions	(230,403,694)	(107,510,845)
Increase (decrease) in net assets	(263,922,438)	(333,071,298)
Net assets at beginning of period	507,446,711	840,518,009
Net assets at end of period (includes undistributed net investment income of $16,011,453 and $6,744,630, respectively)	$ 243,524,273	$ 507,446,711

The accompanying notes are an integral part of the financial statements.

Institutional Class I
Years Ended October 31,	2002	2001	2000	1999[a]	1999[b]	1998[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.09	$ 14.09	$ 14.58	$ 13.94	$ 11.89	$ 12.24
Income (loss) from investment operations:
Net investment income (loss)	.09[c]	.11	.09	(.01)	.09	.10
Net realized and unrealized gain (loss) on investment transactions	(1.40)	(4.03)	.24	.65	2.06	(.45)
Total from investment operations	(1.31)	(3.92)	.33	.64	2.15	(.35)
Less distributions from: Net investment income	(.16)	(.08)	(.82)	-	(.10)	-
Net asset value, end of period	$ 8.62	$ 10.09	$ 14.09	$ 14.58	$ 13.94	$ 11.89
Total Return (%)[d]	(13.28)	(27.92)	1.43	4.67**	17.99	(2.86)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	216	392	606	922	884	556
Ratio of expenses before expense reductions (including expenses of the International Equity Portfolio)	1.25	1.23	1.25	1.23*	1.20	1.27
Ratio of expenses after expense reductions (including expenses of the International Equity Portfolio)	.95	.95	.95	.95*	.95	.95
Ratio of net investment income (loss) (%)	.89	.85	.39	(.38)*	.77	1.40
[a] On September 8, 1999, the Board of Trustees approved the change of the fiscal year end from September 30 to October 31.
[b] For the years ended September 30.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Institutional Class II
Years Ended October 31,	2002	2001	2000	1999[a]	1999[b]	1998[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.10	$ 14.13	$ 14.67	$ 14.02	$ 12.01	$ 12.25
Income (loss) from investment operations:
Net investment income (loss)	.06[c]	.10	.09	(.05)	.02	.14
Net realized and unrealized gain (loss) on investment transactions	(1.40)	(4.06)	.18	.70	2.10	(.38)
Total from investment operations	(1.34)	(3.96)	.27	.65	2.12	(.24)
Less distributions from: Net investment income	(.09)	(.07)	(.81)	-	(.11)	-
Net asset value, end of period	$ 8.67	$ 10.10	$ 14.13	$ 14.67	$ 14.02	$ 12.01
Total Return (%)[d]	(13.45)	(28.16)	1.12	4.64**	17.69	(1.96)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	27	115	235	160	149	9
Ratio of expenses before expense reductions (including expenses of the International Equity Portfolio)	1.55	1.53	1.45	1.56*	1.56	1.11
Ratio of expenses after expense reductions (including expenses of the International Equity Portfolio)	1.25	1.25	1.25	1.25*	1.25	.75
Ratio of net investment income (loss) (%)	.59	.48	.65	(.68)*	.61	1.89
[a] On September 8, 1999, the Board of Trustees approved the change of the fiscal year end from September 30 to October 31.
[b] For the years ended September 30.
[c] Based on average shares outstanding during the period.
d Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

International Equity Fund Institutional ("Scudder International Equity Fund" or the "Fund"), a diversified series of BT Institutional Funds (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund seeks to achieve its investment objective by investing substantially all of its assets in the International Equity Portfolio (the "Portfolio"), a diversified open-end management investment company advised by Deutsche Asset Management, Inc. ("DeAM, Inc."). On October 31, 2002, the Fund owned approximately 37% of the International Equity Portfolio. The financial statements of the Portfolio, including the Investment Portfolio, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund offers two classes of shares to investors: Institutional Class I shares and Institutional Class II shares. Institutional Class I shares have lower ongoing expenses than Institutional Class II shares.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class. All other expenses, income, gains and losses are allocated among the classes based upon their relative net assets. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. The Fund determines the valuation of its investment in the Portfolio by multiplying its proportionate ownership of the Portfolio by the total value of the Portfolio's net assets.

The Portfolio's policies for determining the value of its net assets are discussed in the Portfolio's Financial Statements, which accompany this report.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2002, the Fund had a net tax basis capital loss carryforward of approximately $136,392,000 which may be applied against any realized net taxable capital gains, of each succeeding year until fully utilized or until October 31, 2009, the expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The net unrealized appreciation/depreciation of the Fund's investment in the Portfolio consists of an allocated portion of the Portfolio's appreciation/depreciation. Please refer to the Portfolio for a breakdown of the appreciation/depreciation from investments.

At October 31, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income*	$ 16,742,379
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (136,392,000)

In addition, during the year ended October 31, 2002, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from ordinary income*	$ 7,266,200

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. The Fund receives a daily allocation of the Portfolio's net investment income and net realized and unrealized gains and losses in proportion to its investment in the Portfolio. Expenses directly attributed to a fund are charged to that fund or class, while expenses which are attributable to the Trust are allocated among the funds in the Trust on the basis of relative net assets.

B. Related Parties

Scudder Investments, which is part of Deutsche Asset Management, is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), an indirect wholly owned subsidiary of Deutsche Bank AG, is the Advisor for the Portfolio.

For the year ended October 31, 2002, the Advisor contractually agreed to waive its fees and reimburse expenses of the Fund to the extent necessary to maintain the annualized expenses of each Class as follows: Institutional Class I shares, 0.95%; Institutional Class II shares, 1.25% including expenses allocated from the Portfolio.

Administrator Service Fee. Investment Company Capital Corp. ("ICCC" or the "Administrator"), an indirect, wholly owned subsidiary of Deutsche Bank AG, serves as the Fund's Administrator. For its services as Administrator, ICCC receives a fee (the "Administrator Service Fee") of 0.40% of the Institutional Class I shares' and 0.70% of the Institutional Class II shares' average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2002, the Administrator Service Fee was as follows:

Administrator Service Fee	Total Aggregated	Administrator Service Fee Waived by ICCC	Unpaid at October 31, 2002
Institutional Class I	$ 1,261,064	$ 622,797	$ 36,977
Institutional Class II	526,430	155,604	16,994
	$ 1,787,494	$ 778,401	$ 53,971

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

C. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2002		Year Ended October 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Institutional Class I	65,509,876	$ 630,877,943	54,273,566	$ 678,281,925
Institutional Class II	24,289,639	233,700,710	21,736,537	279,726,598
		$ 864,578,653		$ 958,008,523
Shares issued to shareholders in reinvestment of distributions
Institutional Class I	433,710	$ 4,458,539	-	$ -
Institutional Class II	86,882	900,102	-	-
		$ 5,358,641		$ -
Shares redeemed
Institutional Class I	(79,719,160)	$ (779,237,669)	(58,405,869)	$ (728,782,030)
Institutional Class II	(32,650,142)	(321,103,319)	(26,938,963)	(336,737,338)
		$ (1,100,340,988)		$ (1,065,519,368)
Net increase (decrease)
Institutional Class I	(13,775,574)	$ (143,901,187)	(4,132,303)	$ (50,500,105)
Institutional Class II	(8,273,621)	(86,502,507)	(5,202,426)	(57,010,740)
		$ (230,403,694)		$ (107,510,845)

Report of Independent Accountants

To the Trustees of the BT Institutional Funds and Shareholders of International Equity Fund Institutional:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Equity Fund Institutional (the "Fund") at October 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP Boston, Massachusetts December 27, 2002

Tax Information (Unaudited)

The Fund paid foreign taxes of $929,820 and earned $6,914,772 of foreign source income during the year ended October 31, 2002. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $0.04 per share as foreign taxes paid and $0.25 per share as income earned from foreign sources for the year ended October 31, 2002.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder International Equity Fund, a series of BT Institutional Funds (the "Trust"), was held on July 30, 2002. At the meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below):

1. To elect eleven Trustees of the Trust to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal, whose terms will be effective on the date of the Special Meeting or, in the event of an adjournment or adjournments of the Special Meeting, such later date as shareholder approval is obtained.

	Number of Votes:
	For	Withheld
Richard R. Burt	13,854,710,631	45,724,131
S. Leland Dill	13,849,424,971	51,009,791
Martin J. Gruber	13,854,712,218	45,722,544
Richard T. Hale	13,854,710,537	45,724,225
Joseph R. Hardiman	13,854,712,218	45,722,544
Richard J. Herring	13,854,712,218	45,722,544
Graham E. Jones	13,849,424,993	51,009,769
Rebecca W. Rimel	13,854,712,218	45,722,544
Philip Saunders, Jr.	13,849,424,993	51,009,769
William N. Searcy	13,854,710,631	45,724,131
Robert H. Wadsworth	13,854,712,218	45,722,544

Trustees and Officers

The following individuals hold the same position with the Fund and the International Equity Portfolio.

Non-Interested Trustees
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard R. Burt 2/3/47 Trustee since 2002	Chairman, IEP Advisors, Inc. (July 1998 to present); Chairman of the Board, Weirton Steel Corporation[3] (April 1996 to present); Member of the Board, Hollinger International, Inc.[3] (publishing) (1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (1995 to present); and Member, Textron Inc.[3] International Advisory Council (July 1996 to present). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001).
		67
S. Leland Dill 3/28/30 Trustee since 1999	Trustee, Phoenix Zweig Series Trust (since September 1989), Phoenix Euclid Market Neutral Funds (since May 1998) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986); Director, Vintners International Company Inc. (June 1989-May 1992), Coutts (USA) International (January 1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986).	65
Martin J. Gruber 7/15/37 Trustee since 1999	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since 1964); Trustee, CREF (since 2000); Director, S.G. Cowen Mutual Funds (1985-2001), Japan Equity Fund, Inc. (since 1992), Thai Capital Fund, Inc. (since 2000) and Singapore Fund, Inc. (since 2000) (registered investment companies).	66
Joseph R. Hardiman 5/27/37 Trustee since 2002	Private Equity Investor (1997 to present); Director, Soundview Technology Group Inc. (investment banking) (July 1998 to present), Corvis Corporation[3] (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director, Circon Corp.[3] (medical instruments) (November 1998-January 1999); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1985-1987); General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1976-1985).
		65
Richard J. Herring 2/18/46 Trustee since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since 1972); Director, Lauder Institute of International Management Studies (since 2000); Co-Director, Wharton Financial Institutions Center (since 2000) and Vice Dean and Director, Wharton Undergraduate Division (1995-2000).	65
Graham E. Jones 1/31/33 Trustee since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	65
Rebecca W. Rimel 4/10/51 Trustee since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present). Formerly, Executive Director, The Pew Charitable Trusts (1988-1994); Director, ISI Family of Funds (registered investment companies) (1997-1999) and Director and Executive Vice President, The Glenmede Trust Company (investment trust and wealth management (1994-2002).	65
Philip Saunders, Jr. 10/11/35 Trustee since 1999	Principal, Philip Saunders Associates (Economic and Financial Consulting) (since 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting)(1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	65
William N. Searcy 9/03/46 Trustee since 2002	Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (since 1989); Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	65
Robert H. Wadsworth 1/29/40 Trustee since 2002	President, Robert H. Wadsworth Associates, Inc. (consulting firm) (1982 to present). Formerly, President and Trustee, Trust for Investment Managers (registered investment company) (1999-2002); President, Investment Company Administration, L.L.C. (1992*-July 2001); President, Treasurer and Director, First Fund Distributors, Inc. (1990-January 2002); Vice President, Professionally Managed Portfolios (1999-2002) and Advisors Series Trust (1997-2002) (registered investment companies); President, Guinness Flight Investment Funds, Inc. (registered investment company) (1994-1998).
* Inception date of the corporation which was the predecessor to the L.L.C.
		68

Interested Trustee
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard T. Hale[4] 7/17/45 Chairman and Trustee since 2002	Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); President, DB Hedge Strategies Fund LLC (June 2002 to present), Montgomery Street Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment company; 4 funds overseen) (1992-1999).
200

Officers
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
William F. Glavin, Jr.[5] 8/30/58 President since 2002	Managing Director of Deutsche Asset Management, Inc., Vice President and Director of Scudder Distributors, Inc., Trustee, Crossroads for Kids, Inc. (serves at risk children).
Kenneth Murphy[5] 10/13/63 Vice President and Anti-Money Laundering Compliance Officer since 2002	Vice President, Deutsche Asset Management (2000-present). Formerly, Director, John Hancock Signature Services (1992-2001); Senior Manager, Prudential Mutual Fund Services (1987-1992).
Charles A. Rizzo[5] 8/5/57 Treasurer since 2002	Director, Deutsche Asset Management (April 2000 to present); Certified Public Accountant; Certified Management Accountant. Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998).

Daniel O. Hirsch 3/27/54 Secretary since 1999	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present). Formerly, Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998).

Bruce A. Rosenblum 9/14/60 Assistant Secretary since 2002	Director, Deutsche Asset Management (2002-present). Formerly, Vice President, Deutsche Asset Management (2000-2002); Partner, Freedman, Levy, Kroll & Simonds (1997-1999).
Amy M. Olmert 5/14/63 Assistant Secretary since 1999	Director, Deutsche Asset Management (1999-present); Certified Public Accountant. Formerly, Vice President, BT Alex. Brown Incorporate (now Deutsche Bank Securities Inc.) (1997-1999); Senior Manager and other positions, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1988-1997).

1 Unless otherwise indicated, the mailing address of each Trustee and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.
2 Length of time served represents the date that each Trustee or Officer first began serving in that position with BT Institutional Funds of which this fund is a series.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 Mr. Hale is a Trustee who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of the Advisor and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.
5 Address: Two International Place, Boston, Massachusetts.

The fund's Statement of Additional Information includes additional information about the Fund's directors. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

(The following financial statements of the International Equity Portfolio should be read in conjunction with the Fund's financial statements.)

Investment Portfolio as of October 31, 2002

	Shares	Value ($)

Common Stocks 96.1%
Australia 0.4%
Telstra Corp., Ltd. (Provider of telecommunication services)	898,500	2,373,657
Belgium 0.7%
Interbrew (Operator of brewing business)	204,843	4,614,975
Brazil 0.6%
Companhia Vale do Rio Doce (ADR)* (Operator of diverse mining and industrial complex) (b)	141,600	3,731,160
Canada 1.3%
Canadian National Railway Co. (Operator of railroads) (b)	78,800	3,362,396
Canadian Natural Resources Ltd. (Explorer and producer of natural gas)	188,100	5,112,523
		8,474,919
Denmark 0.7%
Group 4 Falck AS (Operator of rescue stations and provider of emergency services)	200,758	4,948,962
Finland 2.1%
Nokia Oyj (Manufacturer of telecommunication systems and equipment)	638,068	10,836,721
Stora Enso Oyj "R" (Manufacturer of paper and paper products)	302,400	3,144,401
		13,981,122
France 12.2%
Autoroutes du Sud de la France* (Developer and operator of toll roads)	260,997	6,510,742
Aventis SA (Manufacturer of life science products)	183,807	11,003,355
BNP Paribas SA (Provider of banking services)	87,030	3,469,841
Groupe Danone (Producer of food products worldwide)	82,255	10,670,884
Sanofi-Synthelabo SA (Manufacturer of health care products and medical and surgical equipment)	118,870	7,269,022
Schneider Electric SA (Manufacturer of electronic components and automated manufacturing systems)	311,086	14,417,604
Total Fina Elf SA (Producer of oil and natural gas)	175,712	24,204,457
Vinci SA (Builder of roads and provider of engineering and construction services)	63,182	3,528,899
		81,074,804
Germany 4.7%
Allianz AG (Registered) (Provider of multi-line insurance services)	31,195	3,293,131
Altana AG (Developer and manufacturer of pharmaceutical, diagnostic and chemical products)	67,534	3,250,984
Bayer AG (Producer of chemical products)	178,110	3,404,179
Deutsche Boerse AG (Provider of financial services)	141,329	5,066,484
Deutsche Telekom AG (Registered) (Provider of telecommunication services)	397,999	4,568,064
E.ON AG (Distributor of electricity to commercial and residential customers)	257,569	11,656,726
		31,239,568
Hungary 0.4%
OTP Bank Rt. (Provider of savings and commercial banking services)	269,512	2,386,647
India 0.0%
NIIT Ltd. (Designer and distributor of computer software)	50	126
Ireland 0.2%
Bank of Ireland (Provider of banking, life insurance and other financial products)	142,944	1,585,443
Israel 0.3%
Teva Pharmaceutical Industries Ltd. (ADR) (Producer of pharmaceutical and veterinary products)	28,800	2,229,984
Italy 3.9%
Eni SpA* (Provider of oilfield and engineering services)	950,064	13,190,694
Telecom Italia SpA (Provider of telecommunication services)	986,472	7,834,764
UniCredito Italiano SpA (Provider of commercial banking services)	1,311,096	4,933,838
		25,959,296
Japan 17.9%
Asahi Glass Co., Ltd. (Manufacturer of a variety of glass products)	822,000	4,918,178
Canon, Inc. (Producer of visual image and information equipment)	250,000	9,223,737
Fuji Photo Film Co., Ltd. (Manufacturer of various films, photographic paper, floppy discs, lenses and cameras)	224,000	6,180,067
Honda Motor Co., Ltd. (Manufacturer of motorcycles, automobiles and power products)	267,200	9,574,794
Ito-Yokado Co., Ltd. (Operator of leading supermarkets)	112,000	3,492,286
Kao Corp. (Manufacturer of household and chemical products)	220,000	5,028,161
Mitsubishi Corp. (Operator of a general trading company)	929,000	5,801,037
Mitsui & Co., Ltd.* (Operator of a general trading company)	955,000	4,513,468
Mitsui Fudosan Co., Ltd. (Provider of real estate services)	745,000	5,710,187
Nintendo Co., Ltd. (Manufacturer of game equipment)	57,700	5,557,587
Nissan Motor Co., Ltd. (Manufacturer of motor vehicles)	1,671,000	12,834,960
Nomura Holdings, Inc. (Provider of financial services)	709,000	8,160,069
Sega Corp. (Manufacturer of software and video game equipment) (b)	250,300	3,023,786
Sony Corp. (Manufacturer of consumer electronic products)	245,300	10,552,045
Takeda Chemical Industries Ltd. (Manufacturer of pharmaceutical products)	217,000	9,015,835
Toyota Motor Corp. (Manufacturer of diversified automotive products)	489,900	11,916,595
Yamanouchi Pharmaceutical Co., Ltd. (Manufacturer of a wide variety of pharmaceuticals)	154,000	3,771,121
		119,273,913
Korea 3.1%
Hyundai Motor Co., Ltd. (Manufacturer of automobiles)	123,450	3,135,640
Kookmin Bank (Provider of commercial banking services)	95,086	3,168,233
Samsung Electronics Co., Ltd. (Manufacturer of electronic parts)	51,510	14,584,284
		20,888,157
Mexico 1.0%
Cemex SA de CV (ADR) (Producer of concrete and cement) (b)	88,988	1,803,787
Grupo Financiero BBVA Bancomer SA de CV "B"* (Provider of financial services) (b)	6,444,400	5,078,830
		6,882,617
Netherlands 5.8%
Aegon NV (Provider of insurance and financial services)	421,981	5,720,884
ASML Holding NV* (Developer of photolithography projection systems) (b)	377,300	3,306,716
DSM NV (Manufacturer of chemicals)	89,900	3,801,494
Gucci Group NV (Designer and producer of personal luxury accessories and apparel)	51,750	4,686,632
ING Groep NV (Provider of financial services to individuals, corporations and other institutions)	110,100	1,841,551
Reed Elsevier NV (Publisher of scientific, professional, business and consumer information books)	687,200	8,567,925
TPG NV (Provider of transportation services)	267,005	4,325,830
VNU NV (Provider of publishing services)	247,825	6,653,366
		38,904,398
Spain 3.1%
Banco Popular Espanol SA (Provider of retail banking services)	136,348	5,838,499
Industria de Diseno Textil SA (Manufacturer and retailer of apparel) (b)	185,500	4,170,005
Telefonica SA (Provider of telecommunication services)	1,096,568	10,403,222
		20,411,726
Sweden 0.7%
Assa Abloy AB "B"* (Manufacturer of security locks)	269,200	2,658,990
Securitas AB "B"* (Installer of security systems and provider of guard services)	161,600	2,248,768
		4,907,758
Switzerland 11.9%
Adecco SA* (Provider of personnel and temporary employment)	65,120	2,558,569
Nestle SA (Registered) (Producer and seller of food products)	78,749	16,883,931
Novartis AG (Registered) (Manufacturer of pharmaceutical and nutrition products)	561,992	21,433,511
Roche Holding AG (Developer of pharmaceutical and chemical products)	71,400	5,054,396
Swiss Re (Registered) (Provider of reinsurance, insurance and banking services)	219,075	15,211,480
Syngenta AG (Producer of seeds and chemicals for crop protection)	111,047	6,608,508
UBS AG (Registered)* (Provider of commercial and investment banking services)	157,825	7,521,331
Zurich Financial Services AG* (Issuer of multi-line insurance)	43,923	4,135,818
		79,407,544
Taiwan 0.5%
Taiwan Semiconductor Manufacturing Co., Ltd.* (Manufacturer of integrated circuits and other semiconductor devices)	2,703,900	3,617,648
United Kingdom 24.6%
AstraZeneca PLC (Manufacturer of pharmaceutical and agrochemical products)	296,214	11,052,381
BAA PLC (Owner and operator of airports)	592,078	5,284,409
BHP Billiton PLC (Explorer, producer and marketer of aluminum and other metal products)	1,039,822	5,075,461
BP PLC (Exporter and producer of oil and natural gas)	2,760,898	17,709,084
British Sky Broadcasting Group PLC* (Provider of broadcast and entertainment services)	917,432	8,661,897
Diageo PLC (Producer and distributor of food products, beer and liquor)	374,984	4,226,770
GlaxoSmithKline PLC (Developer of vaccines and health-related consumer products)	954,902	18,225,544
HSBC Holdings PLC (Provider of international banking and financial services)	601,860	6,704,052
National Grid Transco PLC (Operator of electricity and telecom networks)	517,519	3,683,830
Royal Bank of Scotland Group PLC (Provider of a wide range of financial services)	837,979	19,717,091
Scottish & Southern Energy PLC (Distributor of electric power)	759,188	7,530,095
Shell Transport & Trading Co., PLC (Provider of oil and gas)	3,233,059	20,775,576
Tesco PLC (Operator of food stores)	3,283,474	10,183,772
Vodafone Group PLC (Provider of mobile telecommunication services)	15,828,791	25,444,355
		164,274,317
Total Common Stocks (Cost $656,090,315)		641,168,741

Preferred Stocks 1.1%
Germany 1.1%
Henkel KGaA (Manufacturer of various chemical based products) (Cost $6,714,273)	114,700	7,303,671

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $662,804,588) (a)	97.2	648,472,412
Other Assets and Liabilities, Net	2.8	18,831,848
Net Assets	100.0	667,304,260

* Non-income producing security.
(a) The cost for federal income tax purposes was $695,069,831. At October 31, 2002, net unrealized depreciation for all securities based on tax cost was $46,597,419. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $27,861,854 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $74,459,273.
(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at October 31, 2002 amounted to $9,617,464 which is 1.5% of the Portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2002
Assets
Investments in securities, at value (cost $662,804,588)	$ 648,472,412
Collateral received for securities on loan	9,910,133
Cash	19,468,542
Foreign currency, at value (cost $9,352,118)	9,323,195
Receivable for investments sold	3,609,229
Dividends receivable	765,827
Interest receivable	20,602
Receivable for foreign taxes withheld	1,627,190
Unrealized appreciation on forward currency exchange contracts	3,135,953
Total assets	696,333,083
Liabilities
Payable for securities purchased	3,866,418
Payable for collateral under securities lending agreements	9,910,133
Payable for shares of beneficial interest redeemed	13,617,814
Unrealized depreciation on forward currency exchange contracts	1,367,679
Accrued advisory fee	139,567
Other accrued expenses and payables	127,212
Total liabilities	29,028,823
Net assets, at value	$ 667,304,260

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2002
Investment Income
Income: Dividends (net of foreign taxes withheld of $2,465,149)	$ 16,980,516
Dividends from affiliated investment companies	727,948
Interest	243,646
Securities lending income	953,610
Total Income	18,905,720
Expenses: Advisory fee	6,596,444
Administrator service fees	1,546,671
Auditing	42,239
Legal fees	343
Trustees' fees and expenses	15,593
Other	49,345
Total expenses, before expense reductions	8,250,635
Expense reductions	(1,050,668)
Total expenses, after expense reductions	7,199,967
Net investment income (loss)	11,705,753
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(112,937,353)
Futures	2,593,970
Written options	(21,033,609)
Foreign currency related transactions	7,268,218
(124,108,774)
Net unrealized appreciation (depreciation) during the period on:
Investments	33,954,961
Futures	(626,538)
Options	298,153
Foreign currency related transactions	929,231
34,555,807
Net gain (loss) on investment transactions	(89,552,967)
Net increase (decrease) in net assets resulting from operations	$ (77,847,214)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2002	2001
Operations: Net investment income (loss)	$ 11,705,753	$ 23,106,598
Net realized gain (loss) on investment transactions	(124,108,774)	(463,961,592)
Net unrealized appreciation (depreciation) on investment transactions during the period	34,555,807	(209,414,139)
Net increase (decrease) in net assets resulting from operations	(77,847,214)	(650,269,133)
Capital transactions in shares of beneficial interest: Proceeds from capital invested	2,244,844,525	3,919,953,801
Value of capital withdrawn	(2,831,084,834)	(4,899,612,532)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	(586,240,309)	(979,658,731)
Increase (decrease) in net assets	(664,087,523)	(1,629,927,864)
Net assets at beginning of period	1,331,391,783	2,961,319,647
Net assets at end of period	$ 667,304,260	$ 1,331,391,783

The accompanying notes are an integral part of the financial statements.

Years Ended October 31,	2002	2001	2000	1999[a]	1999[b]	1998[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	667	1,331	2,961	3,017	2,898	1,832
Ratio of expenses before expense reductions (%)	.80	.80	.80	.83*	.80	.81
Ratio of expenses after expense reductions (%)	.70	.70	.70	.70*	.70	.66
Ratio of net investment income (loss) (%)	1.14	1.05	.74	(.13)*	1.00	1.52
Portfolio turnover rate (%)	179	137	140	5	106	65
Total Investment Return (%)[c]	(13.03)	-	-	-	-	-
[a] On September 8, 1999, the Board of Trustees approved the change of the fiscal year end from September 30 to October 31.
[b] For the years ended September 30.
[c] Total investment return for the Portfolio was not a required disclosure prior to 2002.
* Annualized

Notes to Financial Statements

A. Significant Accounting Policies

The International Equity Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company organized as a New York business trust.

The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Securities Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investments companies and Daily Assets Fund Institutional are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Portfolio are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Portfolio may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolio dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When entering into a closing transaction, the Portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Portfolio's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Portfolio gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Portfolio may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Portfolio gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Portfolio if the option is exercised. The Portfolio may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Portfolio's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Portfolio writes a covered call option, the Portfolio foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the value of the underlying security above the exercise price. If the Portfolio writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Portfolio's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Portfolio's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Federal Income Taxes. The Portfolio is considered a partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Portfolio is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

The Portfolio makes a daily allocation of its net investment income and realized and unrealized gains and losses from securities and foreign currency transactions to its investors in proportion to their investment in the Portfolio.

B. Purchases and Sales of Securities

During the year ended October 31, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $1,724,932,779 and $2,181,203,644, respectively.

For the year ended October 31, 2002, transactions for written options were summarized as follows:

	Number of Contracts	Premiums
Outstanding, beginning of period	61,897	$ 2,591,911
Options written	261,385	823,557
Options closed	(46,868)	(724,449)
Options expired	(276,414)	(2,691,019)
Outstanding, end of period	-	-

C. Related Parties

Scudder Investments, which is part of Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), an indirect wholly owned subsidiary of Deutsche Bank AG, is the Advisor for the Portfolio. Investment Company Capital Corp. ("ICCC" or the "Administrator"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Administrator for the Portfolio.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Portfolio in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Portfolio. The advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 0.65% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), an affiliate of the Advisor, serves as subadvisor with respect to the investment and reinvestment of assets in the Portfolio.

In addition, for the year ended October 31, 2002, the Advisor contractually agreed to waive its fees and reimburse expenses to the Portfolio to the extent necessary to maintain the annualized expenses of the Portfolio at 0.70%. Accordingly for the year ended October 31, 2002, the Advisor did not impose a portion of its advisory fee pursuant to the Investment Advisory Agreement aggregating $1,050,668 and the amount imposed aggregated $5,545,776, which was equivalent to an annual effective rate of 0.54% of the Portfolio's average net assets.

Administrator Service Fee. For its services as Administrator, ICCC receives a fee (the "Administrator Service Fee") of 0.15% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2002, the Administrator Service Fee was $1,546,671 of which $84,625 is unpaid.

Trustees' Fees and Expenses. The Portfolio pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

D. Forward Foreign Currency Commitments

As of October 31, 2002, the Portfolio had entered into the following forward currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Appreciation (Depreciation)
AUD	58,854,724	USD	31,788,614	11/27/02	811,679
AUD	4,198,785	USD	2,286,826	11/27/02	38,928
AUD	7,235,486	USD	3,968,158	11/27/02	39,659
AUD	7,230,706	USD	3,935,529	11/27/02	69,640
AUD	23,415,524	USD	12,682,433	11/27/02	287,689
AUD	3,123,123	USD	1,691,858	11/27/02	38,075
AUD	7,335,907	USD	3,990,000	11/27/02	73,441
CHF	8,016,778	USD	5,310,848	11/27/02	123,352
CHF	15,649,806	USD	10,509,503	11/27/02	98,771
CHF	5,979,754	USD	4,013,419	11/27/02	39,977
CHF	29,851,837	USD	20,128,000	11/27/02	107,168
DKK	4,963,042	USD	661,783	11/27/02	(1,196)
DKK	67,012,984	USD	8,854,196	11/27/02	65,312
DKK	32,915,529	USD	4,334,698	11/27/02	46,398
EUR	17,814,696	USD	17,456,620	11/27/02	167,242
EUR	12,405,889	USD	12,138,666	11/27/02	134,329
EUR	263,973	USD	257,434	11/27/02	3,711
EUR	46,024	USD	45,163	11/27/02	368
EUR	6,748,973	USD	6,584,973	11/27/02	91,704
EUR	2,698,000	NOK	19,781,736	11/27/02	18,139
EUR	1,355,483	USD	1,330,000	11/27/02	10,963
EUR	5,050,000	NOK	36,900,350	11/27/02	50,870
EUR	9,800,000	USD	9,601,256	11/27/02	93,764
EUR	6,929,069	USD	6,760,000	11/27/02	94,844
GBP	5,328,202	USD	8,266,918	11/27/02	56,985
GBP	1,057,205	USD	1,639,409	11/27/02	12,195
GBP	2,693,855	USD	4,166,505	11/27/02	41,929
GBP	3,241,831	USD	5,045,976	11/27/02	18,526
GBP	1,758,764	EUR	2,770,005	11/27/02	(22,403)
JPY	4,806,745	USD	40,823	11/27/02	(1,545)
JPY	343,749,500	USD	2,905,793	11/27/02	(96,905)
JPY	27,167,234	USD	224,302	11/27/02	(2,310)
JPY	120,106,782	USD	992,290	11/27/02	(10,859)
JPY	218,715,208	USD	1,770,185	11/27/02	17,007
JPY	1,796,182,298	USD	14,686,811	11/27/02	(9,629)
JPY	775,368,300	USD	6,290,000	11/27/02	45,783
JPY	398,992,750	USD	3,250,000	11/27/02	10,298
MXP	12,624,723	USD	1,238,325	11/27/02	136
MXP	27,315,540	USD	2,660,000	11/27/02	19,602
NOK	93,367,061	USD	12,357,496	11/27/02	154,668
NOK	51,408,170	USD	6,919,000	11/27/02	(29,767)
SEK	130,934,575	USD	13,945,083	11/27/02	321,375
SEK	11,203,295	USD	1,189,153	11/27/02	31,543
SEK	555,537	USD	59,412	11/27/02	1,118
USD	7,414,025	EUR	7,491,562	11/27/02	2,713
USD	53,069	GBP	34,007	11/27/02	(58)
USD	715,568	SEK	6,709,022	11/27/02	(15,438)
USD	48,833,242	JPY	5,758,122,888	11/27/02	1,781,771
USD	19,868,797	AUD	36,496,688	11/27/02	(347,129)
USD	3,027,302	CHF	4,488,701	11/27/02	(15,380)
USD	624,270	GBP	406,327	11/27/02	(10,510)
USD	10,567,664	JPY	1,288,008,024	11/27/02	42,937
USD	1,062,049	SEK	10,006,626	11/27/02	(28,260)
USD	8,925,183	EUR	9,222,612	11/27/02	(198,635)
USD	13,663,803	DKK	104,891,554	11/27/02	(297,387)
USD	25,269,036	AUD	46,381,628	11/27/02	(422,269)
USD	1,925,806	AUD	3,536,444	11/27/02	(33,070)
USD	276,382	CHF	413,285	11/27/02	(3,765)
USD	3,144,031	MXP	31,911,915	11/27/02	13,533
USD	642,505	EUR	657,005	11/27/02	(7,462)
USD	2,077,619	GBP	1,342,903	11/27/02	(20,311)
USD	674,841	SEK	6,271,499	11/27/02	(8,493)
USD	3,994,744	CHF	5,934,352	11/27/02	(27,876)
USD	2,335,881	GBP	1,507,146	11/27/02	(18,635)
USD	3,942,499	JPY	484,566,638	11/27/02	(17,050)
USD	2,468,499	MXP	25,653,875	11/27/02	(48,097)
USD	227,415	EUR	232,549	11/27/02	(2,644)
USD	1,712,366	GBP	1,106,272	11/27/02	(15,892)
USD	698,156	MXP	7,345,648	11/27/02	(22,438)
USD	258,639	SEK	2,403,791	11/27/02	(3,275)
USD	237,797	CHF	354,883	11/27/02	(2,762)
USD	1,981,813	MXP	20,611,251	11/27/02	(40,111)
USD	12,514,559	SEK	117,302,470	11/27/02	(266,564)
USD	7,980,000	GBP	5,105,566	11/27/02	3,905
USD	13,965,000	CHF	20,756,180	11/27/02	(104,646)
USD	6,650,000	JPY	816,221,000	11/27/02	(19,604)
USD	5,032,000	AUD	9,234,721	11/27/02	(83,216)
USD	6,290,000	CHF	9,405,437	11/27/02	(85,507)
USD	7,548,000	EUR	7,724,900	11/27/02	(94,149)
USD	6,290,000	JPY	779,393,900	11/27/02	(78,677)
USD	4,403,000	EUR	4,476,868	11/27/02	(25,911)
USD	12,366,000	JPY	1,544,513,400	11/27/02	(254,715)
USD	3,435,000	NOK	26,276,719	11/27/02	(86,355)
USD	12,035,908	CHF	18,145,335	11/27/02	(263,968)
USD	6,770,000	EUR	6,931,504	11/27/02	(87,253)
USD	6,700,000	SGD	11,913,069	11/27/02	(46,937)
USD	3,250,000	NOK	24,510,850	11/27/02	(34,710)
Total					1,768,274

Currency Abbreviation
CHF	Swiss Franc	DKK	Danish Krona
MXP	Mexican Peso	NOK	Norweigan Krona
SEK	Swedish Krona	EUR	Euro
SGD	Singapore Dollar	JPY	Japanese Yen
GBP	British Pound	AUD	Australian Dollar
USD	US Dollar

E. Securities Lending

The Portfolio may lend securities to financial institutions. The Portfolio retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Portfolio requires the borrowers of the securities to maintain collateral with the Portfolio in the form of cash and/or government securities equal to 102 percent of the value of domestic securities on loan and 105 percent of the value of international securities on loan. The Portfolio may invest the cash collateral in an affiliated money market fund. The Portfolio receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral. The fees earned for lending securities may be shared with an affiliate regardless of whether or not the cash collateral is invested in an affiliated money market fund. Either the Portfolio or the borrower may terminate the loan. As of October 31, 2002, the Portfolio held $9,910,133 of the Daily Assets Fund Institutional, an affiliate money market fund, as collateral for securities on loan.

F. Line of Credit

The Portfolio and several other affiliated funds (the "Participants") share in a $200 million revolving credit facility administered by a syndicate of banks for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata based upon net assets among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.625 percent. During the period the Portfolio had no borrowings on the line of credit.

Report of Independent Accountants

To the Trustees and Holders of Beneficial Interest of International Equity Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the International Equity Portfolio (the "Portfolio") at October 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP Boston, Massachusetts December 27, 2002

Shareholder Meeting Results

A Special Meeting of Shareholders of International Equity Portfolio (the "Portfolio") was held on July 30, 2002. At the meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below):

1. To elect eleven Trustees of the Portfolio to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal, whose terms will be effective on the date of the Special Meeting or, in the event of an adjournment or adjournments of the Special Meeting, such later date as shareholder approval is obtained.

	Number of Votes:
	For	Withheld
Richard R. Burt	67,779,582	435,907
S. Leland Dill	67,769,800	445,689
Martin J. Gruber	67,780,633	434,856
Richard T. Hale	67,772,811	442,678
Joseph R. Hardiman	67,784, 695	430,794
Richard J. Herring	67,781,649	433,841
Graham E. Jones	67,781,310	434,179
Rebecca W. Rimel	67,783,003	432,486
Philip Saunders, Jr.	67,771,492	443,997
William N. Searcy	67,770,103	445,386
Robert H. Wadsworth	67,781,987	433,502

2. To approve new investment advisory agreements (each a "New Advisory Agreement" and collectively, the "New Advisory Agreements") between the fund's corresponding Portfolio and Deutsche Asset Management, Inc. ("DeAM, Inc.").

Affirmative	Against	Abstain
67,592,092	312,609	310,788

3. To approve a sub-advisory agreement between DeAM, Inc. and Deutsche Asset Management Investment Services Limited.

Affirmative	Against	Abstain
67,532,469	306,870	376,150

Investment Products and Services

Scudder Funds
Growth Funds
Scudder 21st Century Growth Fund
Scudder Aggressive Growth Fund
Scudder Blue Chip Fund
Scudder Capital Growth Fund
Scudder Dynamic Growth Fund
Scudder Flag Investors
Communications Fund*
Scudder Global Biotechnology Fund*
Scudder Growth Fund
Scudder Health Care Fund
Scudder Large Company Growth Fund
Scudder Micro Cap Fund*
Scudder Mid Cap Fund*
Scudder Small Cap Fund*
Scudder Technology Fund
Scudder Technology Innovation Fund
Scudder Top 50 US Fund*
Value Funds
Scudder Contrarian Fund
Scudder-Dreman Financial Services Fund
Scudder-Dreman High Return Equity Fund
Scudder-Dreman Small Cap Value Fund
Scudder Flag Investors
Equity Partners Fund*
Scudder Gold & Precious Metals Fund
Scudder Growth and Income Fund
Scudder Large Company Value Fund
Scudder-RREEF Real Estate Securities Fund
Scudder Small Company Stock Fund
Scudder Small Company Value Fund
Multicategory/Asset Allocation Funds
Scudder Asset Management Fund*
Scudder Flag Investors Value Builder Fund*
Scudder Focus Value+Growth Fund
Scudder Lifecycle Mid Range Fund*
Scudder Lifecycle Long Range Fund*
Scudder Lifecycle Short Range Fund*
Scudder Pathway Conservative Portfolio
Scudder Pathway Growth Portfolio
Scudder Pathway Moderate Portfolio
Scudder Target 2012 Fund
Scudder Total Return Fund
International/Global Funds
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder European Equity Fund*
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder International Equity Fund*
Scudder International Select Equity Fund*
Scudder Japanese Equity Fund*
Scudder Latin America Fund
Scudder New Europe Fund
Scudder Pacific Opportunities Fund
Income Funds
Scudder Cash Reserves Fund
Scudder Fixed Income Fund*
Scudder High Income Plus Fund*,**
Scudder High Income Fund***
Scudder High Income
Opportunity Fund****
Scudder Income Fund
Scudder PreservationPlus Fund*
Scudder PreservationPlus Income Fund*
Scudder Short-Term Bond Fund
Scudder Short-Term Fixed Income Fund*
Scudder Strategic Income Fund
Scudder U.S. Government Securities Fund

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.
** Formerly Deutsche High Yield Bond Fund
*** Formerly Scudder High Yield Fund
**** Formerly Scudder High Yield Opportunity Fund

Scudder Funds (continued)
Tax-Free Income Funds
Scudder California Tax-Free Income Fund
Scudder Florida Tax-Free Income Fund
Scudder High Yield Tax-Free Fund
Scudder Managed Municipal Bond Fund
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder Municipal Bond Fund*
Scudder New York Tax-Free Income Fund
Scudder Short-Term Municipal Bond Fund*
Index-Related Funds
Scudder EAFE ® Equity Index Fund*
Scudder Equity 500 Index Fund*
Scudder Quantitative Equity Fund*
Scudder S&P 500 Stock Fund
Scudder Select 500 Fund
Scudder US Bond Index Fund*

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Municipal Income Trust
Scudder RREEF Real Estate Fund, Inc.
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
The Germany Fund
The New Germany Fund
The Central European Equity Fund

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.

Note: Not all funds are available in all share classes. Consult your advisor for details.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue New York, NY 10019
Shareholder Service Agent and Transfer Agent

Investment Company Capital Corporation c/o Scudder Investments

811 Main Street Kansas City, MO 64105
Custodian

Deutsche Bank Trust Company Americas

100 Plaza One Jersey City, NJ 07311
Independent Accountants

PricewaterhouseCoopers LLP

160 Federal Street Boston, MA 02110
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048